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                         TRANSAMERICA IDEX MUTUAL FUNDS


        SUPPLEMENT DATED SEPTEMBER 6, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 2005, AS PREVIOUSLY SUPPLEMENTED

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                     TA IDEX CLARION REAL ESTATE SECURITIES

The following information supplements, amends and replaces the information regarding TA IDEX CLARION REAL ESTATE SECURITIES (THE "FUND"):

     At a meeting held on July 26, 2005, the Board of Trustees of Transamerica IDEX Mutual Funds approved a change of the Fund's name to "TA IDEX Clarion Global Real Estate Securities." Accordingly, effective November 1, 2005, all references to the Fund's old name in the SAI are hereby changed to "TA IDEX Clarion Global Real Estate Securities"

     The following information is hereby added to the section entitled "Other Policies and Practices of the Funds" on page 14 of the SAI, before the discussion titled "Mortgage-Related Securities":

         INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

         REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

         Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

         RISK FACTORS

         Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

         REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

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         Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk.

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             INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE USE